Exhibit 99.2

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                                                                                                           EXELON [LOGO]
                                                      EXELON EXECUTIVE MANAGEMENT


                                                         -------------------
                                                            John W. Rowe
                                                         Exelon Corporation
                                                                  |
                                                                  |
                                                                  |
                                                                  |
                                                                  |
      ------------------------------------------------------------|-------------------------------------
      |                           |                               |                                    |
      |                           |                               |                                    |
----------------          -------------------                     |                       ------------------------
Ian McLean                Pamela B. Strobel                       |                       Oliver D. Kingsley, Jr.
SVP, Exelon               Vice Chair & CEO                        |                       EVP, Exelon Corporation;
Corporation;              Exelon Energy                           |                       CEO & President
President, Power          Delivery                                |                       Exelon Generation
Team Exelon                       |                               |                                    |
Generation                        |                               |                     ---------------|----------------
                                  |                               |                     |              |               |
                                  |                               |            --------------------    |     ----------------------
                                  |                               |            Honorio J. Padron       |     George H. Gilmore
                                  |                               |            SVP, Exelon             |     SVP, Exelon
                                  |                               |            Corporation; President, |     Corporation; President,
      -----------------------------------------------             |            Business Services       |     Exelon Enterprises
      |                        |                     |            |                                    |
      |                        |                     |            |                                    |
-------------------     ----------------     ---------------      |                                    |
Kenneth G. Lawrence     Frank M. Clark       David R. Helwig      |                                    |
President & COO,        SVP, Exelon          EVP, ComEd           |                                    |
Exelon Energy           Energy Delivery;     Operations           |               ---------------------|----------------
Delivery;               President, ComEd                          |               |                    |                |
President, PECO                                                   |       ----------------    ---------------   -------------------
                                                                  |       Gerald R. Rainey    John L. Skolds    Christine A. Jacobs
                                                                  |       SVP, Sithe          SVP, Exelon       SVP, Exelon
                                                                  |       Energies Inc.       Generation;       Generation;
                                                                  |                           President & CNO   President, Exelon
                                                                  |                           Exelon Nuclear    Power
                                                                  |
                                                                  |         Note: Oliver D. Kingsley, Jr. will also be responsible
                                                                  |               for the management of the Pebble Bed Modular
                                                                  |               Reactor (PBMR) Project.
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      ----------------------------------------------------------------------------------------------------------------
      |                          |                     |                       |                   |                  |
      |                          |                     |                       |                   |                  |
------------------     ---------------------   ------------------     -----------------     ----------------   ------------------
Elizabeth A. Moler     Randall E. Mehrberg     Ruth Ann M. Gillis     S. Gary Snodgrass     David W. Woods     Paul E. Haviland
SVP, Governmental      SVP & General Counsel   SVP & CFO              SVP & Chief Human     SVP, Exelon        VP, Corporate
Affairs & Public       Exelon Corporation      Exelon Corporation     Resources Officer,    Corporation; SVP,  Development
Policy, Exelon                                                        Exelon Corporation    Communications &         |
Corporation                                                                                 Public Affairs,          |
                                                                                            Exelon Generation        |
                                                                                                                     |
                                                                                                                     |
                                                                                                                     |
                                                                                                               ------------------
                                                                                                               Charles P. Lewis
                                                                                                               VP, Strategy &
                                                                                                               Development

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